UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004 (March 25, 2004)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE

Item 9. Regulation FD Disclosure

     A press release issued by AmSurg Corp. on March 25, 2004 is furnished herewith as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: March 25, 2004

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INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press release dated March 25, 2004

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